UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant To Section 13 Or 15(d)
                     Of The Securities Exchange Act Of 1934


                         Date Of Report: April 24, 2003
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


            DELAWARE                                         77-0381362
(State Or Other Jurisdiction Of                  (I.R.S. Employer Identification
 Incorporation Or Organization)                               Number)


                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                                (831) 722 - 6794
              (Registrant's Facsimile Number, Including Area Code)



                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

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Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibit is furnished as part of this Report:

                  99.1     Press Release dated April 24, 2003.


Item 9.           Regulation FD Disclosure

         This information is being provided under Item 12, Results of Operations and Financial Condition. On April 24, 2003, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced financial and operating results for the three month period ending March 31, 2003.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Monterey Bay Bancorp, Inc.
                                                                   (Registrant)



Date:      April 24, 2003           By:      /s/ C. Edward Holden
                                             --------------------
                                             C. Edward Holden
                                             Chief Executive Officer
                                             President
                                             Vice Chairman Of
                                             The Board Of Directors



Date:      April 24, 2003           By:      /s/ Mark R. Andino
                                             ------------------
                                             Mark R. Andino
                                             Chief Financial Officer
                                             Treasurer
                                             (Principal Financial &
                                             Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit Number                      Exhibit
--------------                      -------

Exhibit 99.1                        Press Release dated April 24, 2003.


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